UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 12, 2020

Oyster Point Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39112	81-1030955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

202 Carnegie Center, Suite 109

Princeton, New Jersey 08540

(Address, including zip code, of Registrant’s principal executive offices)

(609) 382-9032

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OYST	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01.	Regulation FD Disclosure.

MYSTIC Study Press Release and Conference Call

On January 12, 2020, Oyster Point Pharma, Inc. (the “Company”) issued a press release announcing topline data from the MYSTIC Study, the Phase 2 clinical trial of the safety and efficacy of OC-01, the Company’s leading product candidate.

In addition, the press release indicated that the management team will host an investor conference call at 8:30 a.m. ET on January 13, 2020 to discuss the topline results. For purposes of the call, and in connection with the announcement described above, the investor slide presentation (the “MYSTIC Study Presentation”) summarizing the topline results, is posted on the “Events & Presentations” page within the “Investors” section of the Company’s website at https://investors.oysterpointrx.com. Copies of the press release and the MYSTIC Study Presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.

Channels for Disclosure of Information

Investors and others should note that the Company may announce material information to the public through filings with the Securities and Exchange Commission, the Company’s investor relations website (investors.oysterpointrx.com), press releases, public conference calls and public webcasts. The Company encourages investors and others to review the information disclosed through such channels as such information could be deemed to be material information. Please note that this list may be updated from time to time.

The information in this Item 7.01 of this Form 8-K and the attached Exhibits 99.1 and 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The information contained in the presentation is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the SEC and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company does not undertake any duty or obligation to update or revise the information contained in this report, although the Company may do so from time to time as the management team believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures. For important information about forward looking statements, see the slide titled “Disclaimers and Forward Looking Statements” in the Exhibit 99.2 attached hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 12, 2020.

99.2	Copy of Phase 2 MYSTIC Topline Data Presentation, dated January 13, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OYSTER POINT PHARMA, INC.

By:	/s/ Jeffrey Nau
Jeffrey Nau, Ph.D., M.M.S.
President and Chief Executive Officer

Date: January 13, 2020